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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 26, 2008

                            UNITED COMMUNITY BANCORP
                            ------------------------
             (Exact name of registrant as specified in its charter)

      UNITED STATES                     0-51800                  36-4587081
      -------------                     -------                  ----------
(State or other jurisdiction of       (Commission               (IRS Employer
 incorporation or organization)       File Number)           Identification No.)


92 WALNUT STREET, LAWRENCEBURG, INDIANA                             47025
---------------------------------------                             -----
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (812) 537-4822
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS.
            ------------

      On September 26, 2008, United Community Bancorp announced that the United Community Bancorp Annual Meeting of Stockholders will be held at 9:30 a.m., local time, on Thursday, November 13, 2008 at the Dearborn Adult Center, 311 W. Tate Street, Lawrenceburg, Indiana. A copy of the press release announcing the Annual Meeting of Stockholders is included as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (d)   Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release dated September 26, 2008

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       UNITED COMMUNITY BANCORP
                                       ------------------------
                                       (Registrant)



Date:  September 26, 2008              By: /s/ William F. Ritzmann
                                           ---------------------------------
                                           William F. Ritzmann
                                           President and Chief Executive Officer